UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2007

HUB INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

Canada

(State or Other Jurisdiction of Incorporation)

1-31310	36-4412416
(Commission File Number)	(I.R.S. Employer Identification Number)

55 East Jackson Boulevard, Chicago, Illinois 60604

(877) 402-6601

(Address of principal executive offices and telephone number, including area code)

n/a

(Former name or former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 25, 2007, Hub International Limited, a Canadian corporation (the “Company”), entered into an Arrangement Agreement (the “Arrangement Agreement”) to be acquired by Maple Tree Acquisition Corporation, a British Columbia corporation (“Maple Tree”), formed by funds advised by Apax Partners L.P. and Apax Partners Worldwide LLP (“Apax”) and Morgan Stanley Principal Investments, Inc. (“MSPI” and together with Apax, the “Sponsors”). Certain members of the Company’s senior management team (collectively, the “Rollover Shareholders”), have agreed in principle, at the request of the Sponsors, to exchange a portion of their outstanding common shares of the Company (the “Shares”) and stock options to purchase Shares (“Company Options”) for shares and options of Maple Tree or an affiliate thereof.

Under the terms of the Arrangement Agreement, Maple Tree will acquire all of the outstanding Shares, other than certain Shares held by Rollover Shareholders, pursuant to a Plan of Arrangement (the “Arrangement”) under the Canada Business Corporations Act (the “CBCA”).

The Arrangement has been unanimously approved by the board of directors of the Company (with interested directors abstaining) following the report and favorable, unanimous recommendation of a special committee of disinterested directors (the “Special Committee”). In doing so, the board of directors determined that the transaction is fair to the shareholders of the Company (other than the Rollover Shareholders) and in the best interests of the Company. The board of directors also has determined unanimously (with interested directors abstaining) to recommend that the Company’s shareholders vote in favor of the Arrangement.

At the effective time of the Arrangement (the “Effective Time”), each Share, other than any Shares exchanged by the Rollover Shareholders or by shareholders who properly exercise dissent rights under the CBCA (“Dissenting Shareholders”), will be deemed to be transferred to Maple Tree in consideration for the right to receive a cash payment from the Company in the amount equal to US$40.00, without interest.

Each Company Option that has not been exercised prior to the date of the Effective Time, other than Company Options exchanged by Rollover Shareholders, will be cancelled by the Company in consideration for the right to receive a cash payment from the Company in an amount equal to the difference between US$40.00 and the exercise price of such Company Option, less any amounts the Company is required to withhold for taxes.

Each of the Company’s restricted share units (“Company RSUs”) that by its terms accelerates at the Effective Time will be cancelled in consideration for the right to receive a cash payment from the Company in the amount equal to US$40.00, less any amounts the Company is required to withhold for taxes.

Each Company RSU that does not by its terms accelerate at the Effective Time will remain in effect, with appropriate adjustments determined by the Company pursuant to the terms of the Company’s equity incentive plan under which such Company RSU was issued, and will vest in accordance with its terms, unless the Company and Maple Tree determine on or prior to the Effective Date to accelerate the vesting of such Company RSU.

Shares held by Dissenting Shareholders will be deemed to be transferred to Maple Tree at the Effective Time in consideration for the right to receive an amount determined and payable in accordance with the provisions of the CBCA.

The Arrangement Agreement contains a “go shop” provision pursuant to which the Company has the right to solicit and engage in discussions and negotiations with respect to competing proposals through 11:59 p.m., New York City time, March 19, 2007. After that date, the Company may continue discussions with any “Excluded Party,” defined as a party that submits a written proposal during the go-shop period that the board of directors of the Company (1) determines in good faith to be bona fide and (2) includes aggregate consideration payable that the board of directors of the Company has determined in good faith to be of a comparable level of consideration (regardless of form) to the aggregate consideration payable by Maple Tree pursuant to the Arrangement.

Except with respect to Excluded Parties, after 11:59 p.m., New York City time, March 19, 2007, the Company is subject to a “no-shop” restriction on its ability to solicit third-party proposals, provide information to third parties and engage in discussions with third parties. The no-shop provision is subject to a “fiduciary-out” provision that allows the Company to provide information and participate in discussions with respect to third party proposals submitted after 11:59 p.m., New York City time, March 19, 2007 (other than by Excluded Parties) and with respect to which the board of directors of the Company has (1) determined in good faith to be bona fide, (2) determines in good faith, after consultation with advisors, could reasonably be expected to result in a “superior proposal,” as defined in the Arrangement Agreement, and (3) determines that failure to pursue such third-party proposal would be inconsistent with its fiduciary duties.

The Company may terminate the Arrangement Agreement under certain circumstances, including if its board of directors determines in good faith that it has received a superior proposal, and otherwise complies with certain terms of the Arrangement Agreement. In connection with such termination, the Company must pay a fee of US$50,760,000 to Maple Tree, unless such termination is in connection with a superior proposal submitted by an Excluded Party, and the Company has notified Maple Tree it intends to terminate the Arrangement Agreement prior to 11:59 a.m., New York City time, April 10, 2007 (or Maple Tree has terminated the Arrangement Agreement prior to such time because of such superior proposal), in which case the Company must pay a fee of US$21,150,000 to Maple Tree. In certain other circumstances, the Arrangement Agreement provides for Maple Tree or the Company to pay to the other party a fee of US$50,760,000 upon termination of the Arrangement Agreement. Maple Tree’s obligations under the Arrangement Agreement are supported by limited guarantees by the funds advised by the Sponsors.

Maple Tree has obtained equity commitments from the Sponsors and debt financing commitments for the transactions contemplated by the Arrangement Agreement, the aggregate proceeds of which will be sufficient for Maple Tree to pay the aggregate consideration and all related fees and expenses. Consummation of the Arrangement is not subject to a financing condition, but is subject to various other conditions, including approval of the Arrangement by the Company’s shareholders, expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Competition Act (Canada) and the Investment Canada Act and other customary closing conditions. The parties expect to close the Arrangement toward the end of the second quarter of 2007.

In connection with the Arrangement Agreement, on February 25, 2007, Fairfax Financial Holdings Limited (“Fairfax”), which beneficially owns approximately 26% of the Shares, entered into a voting agreement (the “Voting Agreement”) with Maple True pursuant to which it has agreed, among other things, to vote the Shares it beneficially owns (or grant a proxy in respect thereof) in favor of the Arrangement. The Company is not a party to the Voting Agreement. The Voting Agreement terminates at the earlier of termination of the Arrangement Agreement or the Effective Time. The Voting Agreement does not restrict the Company, its directors, officers or advisors, or Fairfax (if requested of the Company), from soliciting or responding to third-party proposals in accordance with the terms of the Arrangement Agreement.

The foregoing summary of the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, including the exhibits thereto, attached as Exhibit 2.1 hereto and incorporated herein by reference.

The Company engaged Merrill Lynch & Co. to act as financial advisor to the board of directors. In addition, the Special Committee engaged Scotia Capital Inc. to serve as independent financial advisor to the Special Committee. On February 24, 2007, Merrill Lynch & Co. and Scotia Capital Inc. delivered an opinion to the board of directors and the Special Committee, respectively, that as of the date of the opinion, the consideration to be received by holders of the Shares (other than holders of the Shares that are affiliates of Maple Tree and the Rollover Shareholders) is fair to such holders from a financial point of view. In consideration of their services, the members of the Special Committee will receive remuneration in the amount of $30,000, except that the chair of the Special Committee will receive $50,000.

The Arrangement Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Arrangement Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Additional Information will be Filed with Securities Regulators:

In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission and Canadian securities regulators. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange

Commission’s Web site at http://www.sec.gov and at the Canadian securities regulators Web site at www.sedar.com. The proxy statement and such other documents may also be obtained for free from the Company by directing a request to Investor Relations, Hub International Limited, 55 East Jackson Boulevard, Chicago, IL 60604, telephone: (877) 402-6601.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, filed with the Securities and Exchange Commission and the Canadian securities regulators, and in the proxy statement relating to the Arrangement when it becomes available.

Item 2.02	Results of Operations and Financial Condition

On February 26, 2007, the Company issued a press release announcing, among other matters, its results of operations for the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing information, including the information contained in the press release attached as Exhibit 99.1, is being furnished pursuant to this Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On February 26, 2007, the Company issued a press release announcing that it had entered into the Arrangement Agreement, pursuant to which the Company will be acquired by Maple Tree. A copy of the press release is attached as Exhibit 99.2 hereto.

The foregoing information, including the information contained in the press release attached as Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-looking statements

This Current Report and the exhibits furnished herewith may contain “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), that reflect the Company’s current expectations regarding the Company’s future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, the Company’s management. The Company has used words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” and similar expressions to indicate forward-looking statements, however, these words are not the exclusive means of identifying these forward-looking statements. These statements are based on information currently available to the Company and are subject to various risks, uncertainties, and other factors that could cause the Company’s actual growth, results of operations, financial condition, cash flows, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements, including, but not limited to: risks associated with implementing the Company’s business strategies, identifying and consummating acquisitions, successfully integrating acquired businesses, attaining greater market share, resolution of regulatory issues and litigation, including those related to compensation arrangements with insurance carriers, the possibility that the receipt of contingent compensation from insurance carriers could be prohibited, developing and implementing effective information technology systems, recruiting and retaining qualified employees, fluctuations in the demand for insurance products, fluctuations in the premiums charged by insurance carriers, with corresponding fluctuations in the Company’s premium-based revenue, fluctuations in foreign currency exchange rates, any loss of services of key executive officers, industry consolidation, increased competition in the industry, the actual costs of resolution of contingent liabilities , the passage of new federal, state or provincial legislation subjecting the Company’s business to regulation in the jurisdictions in which the Company operates, and those discussed in the Company’s Annual Report on Form 10-K, particularly under the caption “Risk Factors,” filed with the Securities and Exchange Commission and the Canadian securities commissions. These uncertainties and other factors also include, but are not limited to, risks associated with the Arrangement, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement, the inability to complete the transaction due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the transaction, risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction. Many of the factors that will determine the outcome of the subject matter of this Current Report and the exhibits furnished are beyond the Company’s ability to control or predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Except as otherwise expressly required by federal or provincial securities laws, the Company undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

2.1	Arrangement Agreement, dated as of February 25, 2007, between Hub International Limited and Maple Tree Acquisition Corporation*

99.1	Press release dated February 26, 2007

99.2	Press release dated February 26, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007

HUB INTERNATIONAL LIMITED

By:	/s/ MARIANNE D. PAINE
Name:	Marianne D. Paine
Title:	Vice President

EXHIBIT INDEX

Exhibit	Description
2.1	Arrangement Agreement, dated as of February 25, 2007, between Hub International Limited and Maple Tree Acquisition Corporation*

99.1	Press release dated February 26, 2007

99.2	Press release dated February 26, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.